TRILOMA EIG ENERGY INCOME FUND — TERM I

An Unlisted Investment Company

SUPPLEMENT

DATED MARCH 2, 2018

TO PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

DATED SEPTEMBER 1, 2017

Effective immediately, the Board of Trustees (the “Board”) of the Triloma EIG Energy Income Fund — Term I (the “Fund”) has determined due to market conditions to suspend the offering of the Fund’s Shares. In addition, the Board has approved the suspension of the Fund’s share repurchase program. In connection with such actions, the Board believes it is in the best interests of the Fund’s shareholders for the Board to consider approval of a written Plan of Liquidation for the Fund, which would authorize the termination, liquidation and dissolution of the Fund. The Board expects to consider a written Plan of Liquidation and, if approved, will provide an expected time frame for the Fund’s liquidation and dissolution at that time.

Please contact the Fund at 888-773-3526, Option 2 if you have any questions or need assistance.

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Please retain this Supplement.